Exhibit 10.3

Offering Document No.: ________

TREES CORPORATION

First Amendment to the Securities Purchase Agreement and to the Security Agreement

Senior Secured Convertible Promissory Notes

and

Warrants to Purchase Common Stock

December 15, 2023

CONFIDENTIAL

Offering Document No.: _____

AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT AND THE SECURITY AGREEMENT

THIS FIRST AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT AND THE SECURITY AGREEMENT (this “Amendment”) is entered into as of December 15, 2023, by and between TREES Corporation, a Colorado corporation (the “Company”), and the persons and entities identified on the signature page hereof (each individually a “Purchaser,” and collectively, the “Purchasers”).

RECITALS

WHEREAS, Company and Purchasers entered into that certain Securities Purchase Agreement dated September 15, 2023 (the “Agreement”), whereby the Company conducted a private offering to accredited investors (the “Offering”) of its securities consisting of an aggregate of up to $13,500,000 in principal (“Principal Amount”) (subject to increase by the Company with the prior written consent of TCM Tactical Opportunities Fund II LP (hereafter “Lead Investor”)) of senior secured convertible promissory notes;

WHEREAS, the Company issued certain senior secured convertible promissory notes (each, a “Note” and, collectively, the “Notes”); and certain warrants exercisable for shares of common stock of the Company (each, a “Warrant” and, collectively, the “Warrants”);

WHEREAS, in connection with the Agreement, and to secure payment on the Notes, the Company and the Purchasers entered into that certain Security Agreement of even date therewith (the “Security”), and

WHEREAS, the Company and the Purchasers wish to amend the Agreement, the Security, the Notes, and the Warrants pursuant the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

1.	Definitions. Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

2.	Amendment of Notes and Warrants. The Company and the purchasers shall execute amended and restated promissory notes of even date herewith, substantially in the form of Exhibit A, that shall substitute the Notes (the “Amended and Restated Notes”). The Companies and the Purchasers shall also execute a first amendment to the Warrants of even date herewith, substantially in the form of Exhibit B (the warrants, as amended, the “Amended Warrants”).

Offering Document No.: _____

3.	Certain Amendments to the Agreement and the Security. The parties agree to amend the Agreement and the Security so to be consistent with the terms of the Amended and Restated Notes, and the Amended Warrants, so that all references in the Agreement and the Security to the Notes and Warrants shall be deemed to be a reference to the Amended and Restated Notes, and the Amended Warrants, respectively. In addition to the foregoing, the parties agree to the following amendments to the Agreement:

a.	Section 1.2. Issuance and Sale of Warrants. the parties agree that all references to the exercise price of the Warrants shall be amended to reflect the exercise price in the Amended Warrants, and shall thus read $0.40.

b.	Section 4.3. Demand Registration of Restricted Stock. The parties agree that, upon conversion of any portion of the Amended and Restated Promissory Notes pursuant to their Article III, the limit set forth in Section 4.3.(a) that prevents demand registration from occurring more than once in each twelve-month period shall not be applicable as to demand registration of the securities issued pursuant to such conversion.

No Other Amendments. The Company and the Purchasers agree that this Amendment, the Amended and Restated Notes, and the Amended Warrants are being entered into pursuant to, and in compliance with, the provisions of Section 7.13 of the Agreement. The parties agree that other than as amended hereby, all terms of the Agreement, and the Security shall remain in full force and effect as set forth in the respective documents.

** Signature Page Follows **

Offering Document No.: _____

IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Amendment to be executed as of the date set forth below.

Individual Purchasers:

PURCHASER
Date: December 15, 2023
Individual Purchasers:

Name:

Entity Purchasers:

TCM Tactical Opportunities Fund II LP

	By:	/s/ Douglas Troob
		Name:	Douglas Troob
		Title:	Manager

All Purchasers Complete:

Address: 777 Westchester Avenue, Suite 203, White Plains, NY 10604

TREES CORPORATION

	By:	/s/ Adam Hershey
		Name:	Adam Hershey
		Title:	Interim Chief Executive Officer

Offering Document No.: _____

Exhibit A – Form of Amended and Restated Notes